SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2003

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-2300

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

99.1	Press Release

99.2	Unaudited Financial Statement attached to Press Release.

Item 9. Regulation FD Disclosure.

The Registrant is furnishing the information required by Item 12 of Form 8-K “Results of Operation and Financial Condition” under this Item 9.

On April 15, 2003, Registrant issued a Press Release announcing the results of operations for the quarter ending March 31, 2003. The text of the Press Release and the Unaudited Financial Statement which accompanied the Press Release are set forth in Exhibits 99.1 and 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: April 16, 2003

EXHIBIT INDEX

Exhibit 99.1 Press Release filed herewith

Exhibit 99.2 Unaudited Financial Statements filed herewith